UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2020

COLLIER CREEK HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38686	98-1425274
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 58th Floor

New York, NY 10166

(Address of principal executive offices, including zip code)

(212) 355-5515

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable Warrant to purchase one Class A ordinary share	CCH.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CCH	New York Stock Exchange
Warrants, each exercisable for one Class A ordinary share for $11.50 per share	CCH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 27, 2020, Collier Creek Holdings (“CCH”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 50,462,400 ordinary shares (consisting of 38,587,400 Class A ordinary shares and 11,875,000 Class B ordinary shares) were present in person or by proxy, representing 90.31% of the voting power of CCH’s ordinary shares as of the date of the General Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of CCH, which was filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2020 (the “Proxy Statement”). A summary of the voting results at the General Meeting is set forth below:

The shareholders approved the Domestication Proposal, the Business Combination Proposal, the Equity Incentive Plan Proposal, and each of the Organizational Documents Proposals (each as defined in the Proxy Statement).

The voting results for each proposal were as follows:

The Domestication Proposal

For: 50,458,861	Against: 2,182	Abstain: 1,357

The Business Combination Proposal

For: 50,459,913	Against: 2,168	Abstain: 319

The Equity Incentive Plan Proposal

For: 50,393,738	Against: 59,319	Abstain: 9,343

Organizational Documents Proposal A

For: 50,389,310	Against: 63,839	Abstain: 9,251

Organizational Documents Proposal B

For: 50,392,348	Against: 57,389	Abstain: 12,663

Organizational Documents Proposal C

For: 50,403,092	Against: 50,224	Abstain: 9,084

Organizational Documents Proposal D

For: 36,332,299	Against: 9,135,642	Abstain: 4,994,459

Organizational Documents Proposal E

For: 36,301,627	Against: 9,165,552	Abstain: 4,995,221

Organizational Documents Proposal F

For: 50,398,785	Against: 54,994	Abstain: 8,621

Organizational Documents Proposal G

For: 50,448,660	Against: 5,204	Abstain: 8,536

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLIER CREEK HOLDINGS

Date: August 27, 2020	By:	/s/ Jason K. Giordano
Name: Jason K. Giordano
Title: Co-Executive Chairman